                                   Exhibit 99b
                               Form 10-K for 1996
                                 File No. 1-8609



                              SECURITIES AND EXCHANGE COMMISSION
                                     Washington, DC 20549


                                           FORM 11-K


                                         ANNUAL REPORT


                               Pursuant to Section 15(d) of the
                                Securities Exchange Act of 1934


                          For the Fiscal Year Ended December 31, 1996


                                 Commission File Number 1-8609


                                          ----------


                                     PACIFIC TELESIS GROUP
              SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN FOR NONSALARIED EMPLOYEES


                                          ----------


                                     PACIFIC TELESIS GROUP



                      130 Kearny Street, San Francisco, California 94108

                                       TABLE OF CONTENTS

                                          Description

  Item                                                                     Page

  1.  Financial Statements and Exhibits.......................................1

Item 1.    Financial Statements and Exhibits

           (a)  Financial Statements of the Plan included herein:

                Report of Independent Ernst & Young LLP Auditors

                   Financial Statements:

                    Statements of Net Assets Available for Benefits, with Fund Information - December 31, 1996 and 1995

                    Statements of Changes in Net Assets Available for Benefits, with Fund Information For the Years Ended December 31, 1996, 1995 and 1994

                    Notes to Financial Statements

                   Schedules:

                    Schedule of Assets Held for Investment Purposes

                    Schedule of Reportable Transactions


           (b)  Exhibits:

                None

                                REPORT OF INDEPENDENT ERNST & YOUNG LLP AUDITORS

Savings Plans Committee
Pacific Telesis Group Supplemental Retirement and Savings Plan for Nonsalaried Employees:

We have audited the accompanying statement of net assets available for benefits of the Pacific Telesis Group Supplemental Retirement and Savings Plan for Nonsalaried Employees as of December 31, 1996, and the related statement of changes in net assets available for benefits for the year then ended. These financial statements are the responsibility of the Plan's management. Our responsibility is to express an opinion on the 1996 financial statements based on our audit. The statement of net assets available for benefits as of December 31, 1995 and the related statements of changes in net assets available for benefits for each of the two years in the period ended December 31, 1995 were audited by other auditors whose report dated May 17, 1996 expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the 1996 financial statements referred to above present fairly, in all material respects, the net assets available for benefits of the Pacific Telesis Group Supplemental Retirement and Savings Plan for Nonsalaried Employees at December 31, 1996, and the changes in net assets available for benefits for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

Our audit was performed for the purpose of forming an opinion on the 1996 financial statements taken as a whole. The supplemental schedules of assets held for investment purposes as of December 31, 1996 and of reportable transactions for the year ended December 31, 1996 are presented for purposes of complying with the Department of Labor's Rules and Regulations for Reporting and Disclosure under the Employee Retirement Income Security Act of 1974 and are not a required part of the basic financial statements. The Fund Information in the statement of net assets available for benefits and the statement of changes in net assets available for benefits is presented for purposes of additional analysis rather than to present the net assets available for benefits and changes in net assets available for benefits of each fund. The supplemental schedules and Fund Information have been subjected to the auditing procedures applied in the audit of the basic 1996 financial statements and, in our opinion, are fairly stated in all material respects in relation to the basic 1996 financial statements taken as a whole.

San Jose, California
June 25, 1997

                                                              12

                                      PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                                            SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                             STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                                      December 31, 1996
                                                    (Dollars in thousands)


                                             Company      AirTouch     Interest      Equity
                                            Stock Fund   Stock Fund  Income Fund      Fund
                                           ----------------------------------------------------
Assets:
Investments at fair value:
  Common stock:
   Pacific Telesis Group common shares     $  508,375   $        -     $      -     $      -
   AirTouch Communications, Inc.
     common shares                                  -      207,415            -            -
  Common/commingled trust funds:
   State Street S&P 500 Fund                        -            -            -      140,199
   State Street Long Bond fund                      -            -            -            -
   State Street Money Market Fund                   -            -            -            -
   State Street Balanced Fund                       -            -            -            -
   Short-term Investment Fund                   3,950          335       11,931        1,145
Investments at contract value:
  Contracts with  insurance  companies and          -            -      113,420            -
  banks
                                           ----------------------------------------------------
  Total investments                           512,325      207,750      125,351      141,344
Employee contributions receivable                 242            -            -           99
Dividends and interest receivable               4,368            2          693            2
Receivable for investments sold                     -            -        6,339            -
                                           ----------------------------------------------------
  Total assets                                516,935      207,752      132,383      141,445
                                           ----------------------------------------------------

Liabilities:
Payable for investments purchased                   -            -          694            -
Fees payable                                       64           35           41           24
                                           ----------------------------------------------------
  Total liabilities                                64           35          735           24
                                           ====================================================
Net assets available for benefits          $  516,871   $  207,717     $131,648     $141,421
                                           ====================================================


See accompanying notes.

                                      PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                                            SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                             STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                                      December 31, 1996
                                                    (Dollars in thousands)
                                                Money
                                   Bond         Market      Balanced
                                   Fund          Fund         Fund        Other        Total
                               ------------------------------------------------------------------
Assets:
Investments at fair value:
  Common stock:
   Pacific Telesis Group
     common shares             $        -    $         -    $      -     $      -   $   508,375
   AirTouch Communications,
     Inc. common shares                 -              -           -            -       207,415
  Common/commingled trust
  funds:
   State Street S&P 500 Fund            -              -           -            -       140,199
   State Street Long Bond fund     20,688              -           -            -        20,688
   State Street Money Market            -         50,735           -            -        50,735
   Fund
   State Street Balanced Fund           -              -     112,663            -       112,663
   Short-term Investment Fund         236          1,856         933          543        20,929
Investments at contract value:
  Contracts with insurance
   companies and banks                  -              -           -            -       113,420
                               ------------------------------------------------------------------
  Total investments                20,924         52,591     113,596          543     1,174,424
Employee contributions                 20             77          81            -           519
receivable
Dividends and interest                  -            219           1            4         5,289
receivable
Receivable for investments              -              -           -            -         6,339
sold
                               ------------------------------------------------------------------
  Total assets                     20,944         52,887     113,678          547     1,186,571
                               ------------------------------------------------------------------

Liabilities:
Payable for investments                 -            214           -            -           908
purchased
Fees payable                            3              9          19            -           195
                               ------------------------------------------------------------------
  Total liabilities                     3            223          19            -         1,103
                               ==================================================================
Net assets available for       $   20,941    $    52,664    $113,659     $    547   $ 1,185,468
benefits
                               ==================================================================

See accompanying notes.

                                      PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                                            SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                             STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                                      December 31, 1995
                                                    (Dollars in thousands)


                                             Company      AirTouch     Interest      Equity
                                            Stock Fund   Stock Fund  Income Fund      Fund
                                           ----------------------------------------------------
Assets:
Investments at fair value,  except for
contracts  with  insurance  companies and
banks, which are at contract value:
   Pacific Telesis Group common shares     $  460,264   $        -     $      -     $      -
   AirTouch common shares                           -      268,833            -            -
   State Street S&P 500 Fund                        -            -            -      104,551
   State Street Long Bond fund                      -            -            -            -
   State Street Money Market Fund                   -            -            -            -
   State Street Balanced Fund                       -            -            -            -
   Contracts with insurance  companies and          -            -      134,907            -
   banks
   Short-term investments                       9,916        3,936        8,412        2,302
                                           ----------------------------------------------------
     Total investments                        470,180      272,769      143,319      106,853
Employee contributions receivable                 211            -            -          124
Dividends and interest receivable               7,507            5          789            2
Receivable for investments sold                     -            -            -            -
                                           ----------------------------------------------------
     Total assets                             477,898      272,774      144,108      106,979
                                           ----------------------------------------------------

Liabilities:
Fund transfers - net                            3,556          477          255       (2,348)
Payable for investments purchased                   -          518            -            -
Fees payable                                      149          153           94           27
                                           ----------------------------------------------------
     Total liabilities                          3,705        1,148          349       (2,321)
                                           ====================================================
Net assets available for benefits          $  474,193   $  271,626     $143,759     $109,300
                                           ====================================================


See accompanying notes.

                                      PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                                            SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                             STATEMENT OF NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                                      December 31, 1995
                                                    (Dollars in thousands)


                                                           Money
                                               Bond        Market      Balanced
                                               Fund         Fund         Fund        Total
                                           ----------------------------------------------------
Assets:
Investments at fair value,  except for
contracts  with  insurance  companies and
banks, which are at contract value:
   Pacific Telesis Group common shares     $        -   $        -     $      -     $460,264
   AirTouch common shares                           -            -            -      268,833
   State Street S&P 500 Fund                        -            -            -      104,551
   State Street Long Bond fund                 20,587            -            -       20,587
   State Street Money Market Fund                   -       43,739            -       43,739
   State Street Balanced Fund                       -            -       97,438       97,438
   Contracts with insurance  companies and          -            -            -      134,907
   banks
   Short-term investments                         570        1,779        2,158       29,073
                                           ----------------------------------------------------
     Total investments                         21,157       45,518       99,596    1,159,392
Employee contributions receivable                  21           91           87          534
Dividends and interest receivable                   -            1            2        8,306
Receivable for investments sold                     -          214            -          214
                                           ----------------------------------------------------
     Total assets                              21,178       45,824       99,685      1,168,446
                                           ----------------------------------------------------

Liabilities:
Fund transfers - net                               (1)        (551)      (1,388)           -
Payable for investments purchased                   -          214            -          732
Fees payable                                        7           14           33          477
                                           ----------------------------------------------------
     Total liabilities                              6         (323)      (1,355)       1,209
                                           ====================================================
Net assets available for benefits          $   21,172   $   46,147     $101,040     $1,167,237
                                           ====================================================


See accompanying notes.

                                      PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                                            SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                       STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                             For the year ended December 31, 1996
                                                    (Dollars in thousands)


                                             Company      AirTouch     Interest      Equity
                                            Stock Fund   Stock Fund  Income Fund      Fund
                                           ----------------------------------------------------
Net assets available for benefits,         $  474,193   $  271,626     $143,759     $109,300
  January 1, 1996

Employee contributions                         36,704            -            -       15,949
Employee rollover contributions                   612            -            -          836

Investment income:
  Dividends on Pacific Telesis Group
   common shares                               20,510            -            -            -
  Interest                                        176           46        8,649           18
  Net appreciation (depreciation) of           42,064      (25,879)           -       25,819
  investments

Interfund transfers, net                           (5)      (7,015)      (2,822)       7,410
                                           ----------------------------------------------------
Total additions (deductions), net             100,061      (32,848)       5,827       50,032

Less: Distributions to participants            56,598       30,672       17,601       17,658
      Fees                                        785          389          337          253
                                           ----------------------------------------------------
Net increase (decrease)                        42,678      (63,909)     (12,110)      32,121
                                           ====================================================
Net assets available for benefits,
  December 31, 1996                        $  516,871   $  207,717     $131,648     $141,421
                                           ====================================================


See accompanying notes.

                                      PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                                            SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                       STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                             For the year ended December 31, 1996
                                                    (Dollars in thousands)


                                               Money
                                   Bond        Market      Balanced
                                   Fund         Fund         Fund        Other         Total
                               ------------------------------------------------------------------
Net assets available for
  benefits, January 1, 1996    $   21,172   $    46,147    $101,040     $      -   $ 1,167,237

Employee contributions              3,237        11,726      13,095            -        80,711
Employee rollover                     140           886         983          556         4,013
contributions

Investment income:
  Dividends on Pacific
   Telesis Group common shares          -             -           -            -        20,510
  Interest                              4         2,798          15           18        11,724
  Net appreciation
   (depreciation) of                  791             -      12,741            -        55,536
   investments

Interfund transfers, net           (1,180)        1,111       2,528          (27)            -
                               ------------------------------------------------------------------
Total additions (deductions),       2,992        16,521      29,362          547       172,494
net

Less: Distributions to              3,181         9,906      16,537            -       152,152
participants
      Fees                             43            98         206            -         2,111
                               ------------------------------------------------------------------
Net increase (decrease)              (231)        6,517      12,619          547        18,231
                               ==================================================================
Net assets available for
  benefits, December 31, 1996  $   20,941   $    52,664    $113,659     $    547   $ 1,185,468
                               ==================================================================


See accompanying notes.

                                      PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                                            SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                       STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                             For the year ended December 31, 1995
                                                    (Dollars in thousands)


                                             Company      AirTouch     Interest      Equity
                                            Stock Fund   Stock Fund  Income Fund      Fund
                                           ----------------------------------------------------
Net assets available for benefits,         $  405,620   $  320,503     $153,981     $ 59,163
  January 1, 1995

Employee contributions                         42,834            2            -       10,864

Investment income:
  Dividends on Pacific Telesis Group
   common shares                               30,187            -            -            -
  Interest                                        199           39        9,773           14

Net appreciation (depreciation) of
  investments                                  68,635      (10,420)           -       23,650
  (Note 6)

Transfers of participants' balances, net      (24,025)      (4,969)      (2,686)      19,766
Transfers to/from other plans, net             (1,645)        (360)        (212)       2,966
                                           ----------------------------------------------------
Total additions (deductions), net             116,185      (15,708)       6,875       57,260

Less: Distributions to participants (Note      46,934       32,682       16,926        7,036
2)
      Fees                                        678          487          171           87
                                           ----------------------------------------------------
Net increase (decrease)                        68,573      (48,877)     (10,222)      50,137
                                           ====================================================
Net assets available for benefits,
  December 31, 1995                        $  474,193   $  271,626     $143,759     $109,300
                                           ====================================================


See accompanying notes.

                                      PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                                            SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                       STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                             For the year ended December 31, 1995
                                                    (Dollars in thousands)


                                               Bond        Money       Balanced
                                               Fund     Market Fund      Fund        Total
                                           ----------------------------------------------------
Net assets available for benefits,         $   15,018   $   33,930     $ 71,641     $1,059,856
  January 1, 1995

Employee contributions                          3,188       13,259       11,151       81,298

Investment income:
  Dividends on Pacific Telesis Group
   common shares                                    -            -            -       30,187
  Interest                                          3        2,529           12       12,569

Net appreciation (depreciation) of
  investments                                   2,929            -       18,421      103,215
  (Note 6)

Transfers of participants' balances, net        1,496        3,362        7,056            -
Transfers to/from other plans, net                286          988        2,248        4,271
                                           ----------------------------------------------------
Total additions (deductions), net               7,902       20,138       38,888      231,540

Less: Distributions to participants (Note       1,722        7,869        9,397      122,566
2)
      Fees                                         26           52           92        1,593
                                           ----------------------------------------------------
Net increase (decrease)                         6,154       12,217       29,399      107,381
                                           ====================================================
Net assets available for benefits,
  December 31, 1995                        $   21,172   $   46,147     $101,040     $1,167,237
                                           ====================================================


See accompanying notes.

                                      PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                                            SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                       STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                             For the year ended December 31, 1994
                                                    (Dollars in thousands)


                                             Company      AirTouch     Interest      Equity
                                            Stock Fund   Stock Fund  Income Fund      Fund
                                           ----------------------------------------------------
Net assets available for benefits,         $  644,174   $        -     $161,925     $ 45,531
  January 1, 1994

Employee contributions                         45,058            6            -        9,069

Investment income:
  Dividends on Pacific Telesis Group
   common shares                               28,477            -            -            -
  Interest                                        209           31       10,124            4

Net appreciation (depreciation) of
  investments                                (157,015)     187,202            -        1,056
  (Note 6)

Transfers of participants' balances, net       38,329      (47,353)      (5,314)       5,738
Transfers to/from other plans, net           (154,020)     166,249        1,191        1,519
                                           ----------------------------------------------------
Total additions (deductions), net            (198,962)     306,135        6,001       17,386

Less: Distributions to participants (Note      38,809      (14,977)      13,603        3,630
2)
      Fees                                        783          609          342          124
                                           ----------------------------------------------------
Net increase (decrease)                      (238,554)     320,503       (7,944)      13,632
                                           ====================================================
Net assets available for benefits,
  December 31, 1994                        $  405,620   $  320,503     $153,981     $ 59,163
                                           ====================================================


See accompanying notes.

                                      PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                                            SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                       STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR BENEFITS WITH FUND INFORMATION
                                             For the year ended December 31, 1994
                                                    (Dollars in thousands)


                                                           Money
                                               Bond        Market      Balanced
                                               Fund         Fund         Fund        Total
                                           ----------------------------------------------------
Net assets available for benefits,         $   14,725   $   19,298     $ 56,159     $941,812
  January 1, 1994

Employee contributions                          3,396       13,811       10,312       81,652

Investment income:
  Dividends on Pacific Telesis Group
   common shares                                    -            -            -       28,477
  Interest                                          2        1,030            6       11,406

Net appreciation (depreciation) of
  investments                                    (389)           -          931       31,785
  (Note 6)

Transfers of participants' balances, net       (1,898)       3,061        7,437            -
Transfers to/from other plans, net                334        1,129        1,885       18,287
                                           ----------------------------------------------------
Total additions (deductions), net               1,445       19,031       20,571      171,607

Less: Distributions to participants (Note       1,111        4,332        4,939       51,447
2)
      Fees                                         41           67          150        2,116
                                           ----------------------------------------------------
Net increase (decrease)                           293       14,632       15,482      118,044
                                           ====================================================
Net assets available for benefits,
  December 31, 1994                        $   15,018   $   33,930     $ 71,641     $1,059,856
                                           ====================================================


See accompanying notes.

                                             24
                PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                     SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                          NOTES TO FINANCIAL STATEMENTS
                           December 31, 1996 and 1995

1.   Plan Description

     The following description of the Pacific Telesis Group Supplemental Retirement and Savings Plan for Nonsalaried Employees (the "Plan") provides only general information. Participants should refer to the Plan document for a more comprehensive description of the Plan's provisions.

     A.  General

     The Plan is a defined contribution plan covering all non-salaried employees of Pacific Telesis Group (the "Corporation") and its participating subsidiaries (the "Employing Company") who have completed one year of service. It is subject to the provisions of the Employee Retirement Income Security Act of 1974 (ERISA).

     B.  Employee Contributions and Employing Company Matching Allocations

     Employee Contributions - Eligible employees may authorize a basic contribution of up to 6% of pay in 1% increments. If the employee has authorized the maximum basic contribution, a supplemental contribution may also be authorized which, when added to the basic contribution, results in a total contribution of not more than 16% of the employee's pay. Basic and supplemental contributions may be made on an after-tax or before-tax basis, as elected by the employee. Once each month, the employee may change the rate of employee contributions. The change will be effective as of the first payroll period ending in the next month provided the employee requests the change at least five business days before the end of the month.

     Employee contributions on a before-tax basis are limited to an annual maximum, adjusted for inflation ($9,500 for 1996, $9,240 for 1995 and $9,240 for 1994). Wages eligible for deductions is limited to an annual maximum, adjusted for inflation ($150,000, $245,000 and $242,280 for 1996, 1995 and 1994, respectively).

     Employing Company Matching allocations - Each participant receives a "matching" allocation equal to 66-2/3% of the employee's basic contributions. A matching allocation is not made with respect to supplemental contributions. The Plan and the Pacific Telesis Group Supplemental Retirement and Savings Plan for Salaried Employees incorporate a leveraged employee stock ownership plan called the Pacific Telesis Group Supplemental Retirement and Savings Plan for Salaried and Nonsalaried Employees (LESOP) (the "LESOP") to provide for company matching allocations.

                PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                     SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

1.   Plan Description (Continued)

     B. Employee Contributions and Employing Company Matching Allocations (Continued)

     Employing Company matching contributions made for the periods before March 1, 1990 were credited to the matching accounts under the Plan. Thereafter, the Employing Company matching contributions are made through the LESOP.

     Transfers to/from Other Plans - Nonsalaried employees with less than one year of service may elect to roll over a distribution from another qualified plan to the Plan. Participants who retire and elect a cashout from the Pacific Telesis Group Pension Plan or the Pacific Telesis Group Pension Plan for Salaried Employees (renamed the Pacific Telesis Group Cash Balance Pension Plan for Salaried Employees) may roll over the cashout to the Plan. The amount rolled over will be credited to the employee's account as of the last day of the month in which the rollover was received.

     C.  Investment Directions

     Employees may direct that their payroll deductions be invested in any of the following funds, in 1% (10% in plan years 1995 and 1994) increments, with elections totaling 100%:

     (a) the Company Stock Fund;
     (b) the Equity Fund;
     (c) the Bond Fund;
     (d) the Money Market Fund;
     (e) the Balanced Fund.

     Net assets available for benefits also includes assets invested in the Interest Income Fund which was closed to new contributions and investment transfers in as of December 31, 1992, and the AirTouch Stock Fund described below. The Other account is comprised of amounts pending distribution to participants and rollover contributions pending allocation to the fund as directed by the participant.

     Once in any three-month period, participants can transfer all or a portion of their investment in an investment fund to another permitted investment fund or combination of investment funds. Transfer requests are effective as of the last day of a month if the employee makes the request before the close of business in the New York Stock Exchange on the last day of such month. Transfers may be made by telephoning the Participant Service Center
     (PSC). Participants may make transfers among certain funds in 1% increments. However, participants cannot transfer assets to the LESOP.

                PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                     SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

1.   Plan Description (Continued)

     C.  Investment Directions (Continued)

     Effective April 1, 1994, AirTouch Communications, Inc. ("ATI") (formerly, PacTel Corporation) and its subsidiaries separated their corporate affiliation with the Corporation and its other subsidiaries. Effective as of March 21, 1994, the record date, each shareowner of Pacific Telesis Group shares became a shareowner of ATI with eligibility to receive one ATI share for each share of Pacific Telesis Group.

     The Corporation amended the Plan to add a new investment fund, the AirTouch Stock Fund. This fund consisted initially of the AirTouch shares attributable to the shares of Pacific Telesis Group held in the Company Stock Fund and ATI common shares transferred from the LESOP. The Plan allows fund transfers out of the AirTouch Stock Fund to any other investment fund option, except the Interest Income Fund, as of the end of any month. The once-every-three-months transfer limit described above applies to the other investment funds. The AirTouch Stock Fund was closed to new contributions and investment transfers in as of April 1, 1994.


     D.  Vesting and Forfeitures

     Employee deduction accounts are always fully vested and nonforfeitable. Employing Company matching accounts (the Plan's matching account and the LESOP's Savings Match Stock account) deductions are also fully vested after a participant either completes three years of service or reaches age 65 while employed. Employing Company matching accounts are also fully vested upon termination of employment due to retirement, disability, death, termination under certain severance pay plans or termination due to layoff.

     The nonvested Employing Company matching accounts attributable to deductions are forfeited upon termination of employment. Generally, a rehired employee may restore any forfeiture caused by a distribution upon termination of employment by making a lump sum payment within five years equal to the portion of the distribution attributable to employee deductions and related Employing Company matching allocations. Forfeitures are automatically restored if the employee did not receive a distribution upon termination of employment and is reemployed within five years. Forfeitures from the LESOP's Savings Match Stock Accounts are applied toward subsequent matching allocations.

                PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                     SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

1.   Plan Description (Continued)

     E.  Withdrawals and Distributions

     In-Service Withdrawals - Once in any six-month period, a participant while still employed may elect to withdraw all or part of his or her account as follows:

    o The value of after-tax supplemental deductions, after-tax basic deductions made more than two calendar years before the year of withdrawal, after-tax and before-tax vested Employing Company matching allocations made more than two calendar years before the year of withdrawal, and rollover contributions may be withdrawn without penalty. After-tax basic deductions made in the current and two preceding plan years may be withdrawn only in a total withdrawal of available after-tax accounts and before-tax Employing Company matching allocations. If a total withdrawal is made, Employing Company matching allocations will be suspended for six months following the withdrawal date. However, participants may continue their own deductions during the suspension period. A partial withdrawal must be a minimum of $300. Employees do not need to specify the actual dollar amount of a total after-tax withdrawal.

    o In addition to the amount described above, the value of before-tax deductions and the value of vested Employing Company matching allocations made more than two calendar years before the year of the withdrawal may be withdrawn, in total or in a partial withdrawal of at least $300, by employees who have attained age 59-1/2. Before-tax deductions may not be withdrawn by employees who have not yet attained age 59-1/2 except in the event of a hardship created by the purchase cost of a primary residence, the next twelve months of expenses of post-secondary education, eviction or foreclosure on a principal residence, unreimbursed medical expenses, and certain federal and state income taxes attributable to post-1992 hardship withdrawals. The employee must demonstrate that no other resources are available to meet the need, and the reason given and amount requested must be approved by the Savings Plans Committee. A hardship withdrawal must be at least $300. Post-1988 earnings on employee before-tax deductions are not available for hardship withdrawal.

                PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                     SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

1.   Plan Description (Continued)

     E.  Withdrawals and Distributions (Continued)

     Distribution upon Termination of Employment - A participant who has terminated employment is entitled to a distribution of his or her vested accounts as follows:

     o If the employee terminated employment for reasons other than retirement (termination of employment after meeting the age and service requirements for a service pension under the Pacific Telesis Group Pension Plan) or disability, the employee may elect to receive a distribution in a single sum payment at any time between termination and attainment of age 65. However, if the employee's vested account has a value of $3,500 or less, the account is distributed automatically on March 31 of the plan year following the year in which the employee terminated employment, provided the value continues to be $3,500 or less at that date.

     o If the employee terminates employment due to retirement or disability, the employee may elect to receive a distribution in a single sum payment or in annual installments over a period of years not to exceed the employee's life expectancy, commencing at any time between termination of employment and April 1 following the attainment of age 70-1/2. Participants on leaves of absence after expiration of short-term disability benefits are treated as though their employment has terminated, and they are eligible for a distribution.

     o An employee who terminates for any reason may elect to transfer all or part of his or her account, except for the amount of the employee's after-tax contributions, installment payments that are part of a series that extends over 10 or more years, and distributions required after age 70-1/2, from the Plan to another qualified plan or to an Individual Retirement Account (IRA), in a trustee to trustee transfer, in lieu of receiving a direct distribution.

                PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                     SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

1.   Plan Description (Continued)

     E.  Withdrawals and Distributions (Continued)

     Distribution Upon Death - The designated beneficiary or beneficiaries of participants who die before the effective date of the distribution will receive the entire amount of the deceased participant's vested accounts, as soon as practicable after the participant's death, in a single sum payment, or in certain circumstances, in two annual installments.

     Age 70-1/2 Distributions During Employment - Employees who remain employed after attaining age 70-1/2 in 1996 or a prior year will automatically receive distributions in annual installments beginning not later than April 1 of the following year.

     Form of Payment - Distributions as well as withdrawals are valued as of the end of the month in which they are effective. Withdrawals and distributions are made in cash, except a participant or beneficiary may choose to receive cash or shares from amounts invested in the Company Stock Fund or the LESOP. A participant or beneficiary may also choose to receive cash or shares from amounts invested in the AirTouch Stock Fund.

     F.  Tax Consequences of Participation

     Employees may designate their basic and supplemental deductions as before-tax or after-tax, or as a combination of both. The before-tax basic and supplemental deductions are intended as contributions under a salary deferral arrangement qualified under Section 401(k) of the Internal Revenue Code. Under such an arrangement, the employee's before-tax deductions are considered a reduction in taxable compensation and are treated as employer contributions to the Plan (rather than employee contributions). Before-tax deductions reduce the employee's W-2 compensation for federal income tax purposes and for the income tax purposes of California and most other states. However, withdrawals of before-tax contributions are subject to severe restrictions while the employee is in-service (see "Withdrawals and Distributions").

     Employees will not have taxable income as a result of Employing Company contributions (including the employee's before-tax deductions that are treated as employer contributions or allocations) or earnings on Plan assets before the amounts are distributed from the Plan. When a distribution is received from the Plan other than in a direct rollover transfer, it may be partially or fully subject to federal and state income taxes depending on the extent it represents a return of the employee's after-tax contributions and on whether the participant elects to receive shares of appreciated stock.

                PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                     SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

1.   Plan Description (Continued)

     F.  Tax Consequences of Participation (Continued)

     In addition to any regular income tax that may be due, a 10% additional federal tax (and a similar 2-1/2% additional California tax) generally applies to the taxable distributions received prior to age 59-1/2 to the extent they are not rolled over to another qualified plan or an IRA. Five- or ten-year averaging may be available in some circumstances to determine the income tax on the taxable portion of a lump sum distribution but only if no part of the distribution is rolled over.

2.   Summary of Accounting Policies

     Use of Estimates

     The preparation of financial statements in accordance with generally accepted accounting principles requires the use of management's estimates. Actual results could differ from those estimates.

     Investments

     Investments are carried at their estimated fair values or contract values determined as follows:

     o Pacific Telesis Group common shares in the Company Stock Fund and ATI common shares in the AirTouch Stock Fund are valued at the last published sales prices at the end of each plan year as reported on the composite tape of the New York Stock Exchange.

     o The Plan's investments in the Bond Fund, Money Market Fund, Balanced Fund, and Equity Fund are stated at the fair values of the total units of participation held by the Plan in each of these common/commingled trust funds. The fair values of the units of participation held by the Plan are established by the Plan's trustee, and reflect the market values of each fund's underlying assets, as reported by the investment manager, State Street Global Advisors, a subsidiary of State Street Bank and Trust. The Bond Fund invests primarily in long-term obligations, including U.S.Government and government agency debts, and corporate bonds; the Money Market Fund invests primarily in short-term debts of U.S. Government agencies and corporations; the Balanced Fund invests in a predetermined mix of large U.S. and international company stocks, high quality bonds, and money market instruments; the Equity Fund invests primarily in a broad mix of U.S. company common stocks.

                PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                     SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

2.   Summary of Accounting Policies (Continued)

         Investments (Continued)

    o The Plan's investments in the Interest Income Fund are valued at the amount of contributed principal plus reinvested interest less distributions. The Interest Income Fund invests in fully benefit-responsive investment contracts with insurance companies, banks or other financial institutions, savings accounts, certificates of deposit, obligations of the United States government or other credit worthy organizations, commercial paper, corporate bond or other debt obligations, as well as other fixed income investments (subject to any guidelines adopted by the Corporation) which guarantee by agreement the repayment of principal plus interest. The Plan adopted the American Institute of Certified Public Accountants (AICPA) Statement of Position
        (SOP) 94-4, Reporting of Investment Contracts Held by Health and Welfare Benefit Plans and Defined-Contribution Pension Plans for the year ended December 31, 1995. Under SOP 94-4, the Plan reports fully benefit-responsive investment contracts at contract value, which may or may not be equal to fair value and all other investment contracts at fair value. The Plan investments in the Interest Income Fund were carried at contract value at December 31, 1996 and 1995. The Plan investments in the Interest Income Fund were carried at fair value at December 31, 1994. There was no impact to the change in accounting for the Interest Income Fund because at December 31, 1995 and 1994, contract value and fair value of such contracts were equivalent. At December 31, 1996, contract value approximated fair value. Fair value has been estimated based on a discounted cash flow analysis using a current market rate at year end.

        At December 31, 1996, the crediting interest rates of the Plan's fully benefit-responsive investment contracts ranged from 4.98% to 7.55% per annum. The average yield for these contracts was 6.3% for 1996.

     o In accordance with the accounting policy of stating investments at fair value, net unrealized appreciation (depreciation), in addition to realized gains and losses, is included in the net change in appreciation (depreciation) of investments presented in the accompanying financial statements, where appropriate for the asset being valued.

    o Dividend income is recorded on the ex-dividend date. Interest earned on investments is recorded on the accrual basis.

     o  Purchases and sales of securities are reflected as of the trade date.

     o Amounts allocated to accounts of participants who have elected to withdraw from the Plan but who were not paid as of the year-end are excluded from the Statement of Net Assets Available For Benefits.

                PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                     SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

2.   Summary of Accounting Policies (Continued)

     Benefits Payable

     The Department of Labor requires amounts allocated to accounts of participants who have elected to withdraw from the Plan to be reported as a liability on the Form 5500. The following table reconciles net assets available for benefits between these financial statements and the Form 5500 as of December 31 (dollars in thousands):

                                                           1996         1995
                                                      --------------------------

     Net assets available for plan benefits per        $ 1,185,468  $ 1,167,237
       financial statements
     Benefits due for participant withdrawal/distribution (19,660)      (34,719)
                                                       =========================
     Net assets available for plan benefits per        $ 1,165,808  $ 1,132,518
     Form 5500                                         =========================

     Similarly, the distributions to participants amount reflected in the statement of changes in net assets available for benefits is reconciled to the Form 5500 as follows (dollars in thousands):

                                                          1996         1995
                                                      --------------------------

     Distributions to participants per
     financial statements                              $  152,152   $   122,566
     Benefits due:
      Beginning of year                                   (34,719)      (36,555)
      End of year                                          19,660        34,719
                                                      --------------------------
                                                      ==========================
     Distributions to participants per Form 5500        $  137,093   $   120,730
                                                      ==========================

                PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                     SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

3.   Participant Accounts

     Employee deductions are credited to the employees' before tax basic account, before tax supplemental account, after-tax basic account and after-tax supplemental account, as appropriate.

     An  employee's  interest  in  the  accounts  is  represented  by  units  of participation ("Units") in each investment fund in which the employee participates. Monthly, a participant's account is credited with Units in each fund to which the participant's payroll deductions have been directed. The number of Units credited is based upon each respective fund's current Unit value which is determined as of the end of each month. A fund's Unit value is based upon the value of the underlying assets and will reflect any unrealized appreciation or depreciation of the fund's assets. The determination of the end of month Unit values also results in an allocation to the participant's account of a proportionate share of the monthly earnings (or losses) of each fund based upon the extent of the employee's participation (number of Units held) relative to the number of Units held by all participants in the respective fund.

     During 1996, the Plan discontinued reporting the number and value of units to participants.

     The number and value of Units at December 31,1995 were as follows:

                                                        Number of      Value Per
                                                           Units           Unit
                                                    -------------  -------------
                                                     (In Thousands)


     Company Stock Fund                                 100,687     $     4.5707
     AirTouch Stock Fund                                 79,236     $     3.3284
     Equity Fund                                         69,579     $     1.5232
     Interest Income Fund                                28,332     $     4.9375
     Bond Fund                                           16,404     $     1.2531
     Money Market Fund                                   38,667     $     1.1424
     Balanced Fund                                       68,634     $     1.4276

                PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                     SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

4.   Participation by Investment Direction

    The number of employees contributing to the Plan as of December 31, 1996 and 1995 by each investment direction were as follows:

                                                                          December 31
                                                                       1996         1995
                                                                   --------------------------

     Entirely in the Company Stock Fund                                8,571        8,385
     Entirely in the Equity Fund                                         794          686
     Entirely in the Bond Fund                                            66           68
     Entirely in the Money Market Fund                                 2,764        2,615
     Entirely in the Balanced Fund                                       732          768
     Increments totaling 100% in the Company Stock Fund and
      the Equity Fund                                                  1,279        1,039
     Increments totaling 100% in the Company Stock Fund and
      the Money Market Fund                                            4,235        3,870
     Increments totaling 100% in the Company Stock Fund and
      the Bond Fund                                                      157          186
     Increments totaling 100% in the Company Stock Fund and
      the Balanced Fund                                                  969        1,010
     Increments totaling 100% in the Equity Fund and
      the Money Market Fund                                              121          109
     Increments totaling 100% in the Equity Fund and
      the Bond Fund                                                      187          205
     Increments totaling 100% in the Equity Fund and
      the Balanced Fund                                                1,784        1,567
     Increments totaling 100% in the Money Market Fund and
      the Bond Fund                                                       53           54
     Increments totaling 100% in the Money Market Fund and
      the Balanced Fund                                                  142          142
     Increments totaling 100% in the Bond Fund and
      the Balanced Fund                                                   81           97
     Increments totaling 100% in the Company Stock Fund,
      the Equity Fund and Money Market Fund                              241          204
     Increments totaling 100% in the Company Stock Fund,
      the Equity Fund and the Bond Fund                                  257          296
     Increments totaling 100% in the Company Stock Fund,
      the Equity Fund and the Balanced Fund                            2,044        1,809

                PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                     SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

4.   Participation by Investment Direction (Continued)

                                                                          December 31
                                                                       1996         1995
                                                                   --------------------------

     Increments totaling 100% in the Company Stock Fund,
      the Money Market Fund and the Bond Fund                            109          117
     Increments totaling 100% in the Company Stock Fund,
      the Money Market Fund and the Balanced Fund                        216          214
     Increments totaling 100% in the Company Stock Fund,
      the Bond Fund and the Balanced Fund                                166          175
     Increments totaling 100% in the Equity Fund,
      the Money Market Fund and the Bond Fund                             76           88
     Increments totaling 100% in the Equity Fund,
      the Money Market Fund and the Balanced Fund                        219          221
     Increments totaling 100% in the Equity Fund,
      the Bond Fund and the Balanced Fund                                536          579
     Increments totaling 100% in the Money Market Fund,
      the Bond Fund and the Balanced Fund                                 56           65
     Increments totaling 100% in the Company Stock Fund,
      the Equity Fund, the Money Market Fund and the Bond                125          129
      Fund
     Increments totaling 100% in the Company Stock Fund,
      the Equity Fund, the Money Market Fund and the Balanced Fund       368          320
     Increments totaling 100% in the Company Stock Fund,
      the Equity Fund, the Bond Fund and the Balanced Fund               761          738
     Increments totaling 100% in the Company Stock Fund,
      the Money Market Fund, the Bond Fund and the Balanced Fund          65           59
     Increments totaling 100% in the Equity Fund,
      the Money Market Fund, the Bond Fund and the Balanced Fund         303          332
     Increments totaling 100% in the Company Stock Fund, the
      Equity Fund,                                                     1,254        1,136
      the Money Market Fund, the Bond Fund and the Balanced Fund
                                                                   ==========================
     Total employees contributing                                     28,731       27,283
                                                                   ==========================

5.   Tax Status

     The Internal Revenue Service has determined and informed the Corporation by a letter dated May 16, 1996, that the Plan, and related Trust are designed in accordance with applicable sections of the Internal Revenue Code (the "Code"). The Plan has been amended since receiving the determination letter. However, the Plan administrator believes that the Plan is designed and currently being operated in compliance with the applicable requirements of the Code.

                                                             26

                                     PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                                           SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                                               NOTES TO FINANCIAL STATEMENTS
                                                        (CONTINUED)

6.   Net Appreciation (Depreciation) of Investments

     During the years ended December 31, 1996, 1995 and 1994, the net appreciation (depreciation) of investments, including both net realized and unrealized amounts, was as follows (dollars in thousands):


                                                     Company      AirTouch     Interest
                                                      Stock        Stock        Income
                                                       Fund         Fund         Fund
                                                   ----------------------------------------
     1996

     Common stock                                  $   42,064   $  (25,879)  $         -
     Bank common and commingled trust funds                 -            -             -
     Insurance contracts                                    -            -             -
                                                   ========================================
     Net appreciation (depreciation)               $   42,064   $  (25,879)  $         -
                                                   ========================================

     1995

     Common stock                                  $   68,635   $  (10,420)  $         -
     Bank common and commingled trust funds                 -            -             -
     Insurance contracts                                    -            -             -
                                                   ========================================
     Net appreciation (depreciation)               $   68,635   $  (10,420)  $         -
                                                   ========================================

     1994

     Common stock                                  $ (157,015)  $  187,202   $         -
     Bank common and commingled trust funds                 -            -             -
     Insurance contracts                                    -            -             -
                                                   ========================================
     Net appreciation (depreciation)               $ (157,015)  $  187,202   $         -
                                                   ========================================


                                     PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                                           SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                                               NOTES TO FINANCIAL STATEMENTS
                                                        (CONTINUED)

6.   Net Appreciation (Depreciation) of Investments

     During the years ended December 31, 1996, 1995 and 1994, the net appreciation (depreciation) of investments, including both net realized and unrealized amounts, was as follows (dollars in thousands):


                                                         Money
                              Equity        Bond        Market       Balanced
                               Fund         Fund         Fund          Fund        Total
                           ------------------------------------------------------------------
1996

Common stock               $         -  $        -   $         -   $        -   $    16,185
Bank common and
  commingled trust funds        25,819         791             -       12,741        39,351
Insurance contracts                  -           -             -            -             -
                           ==================================================================
Net appreciation           $    25,819  $      791   $         -   $   12,741   $    55,536
(depreciation)
                           ==================================================================

1995

Common stock               $         -  $        -   $         -   $        -   $    58,215
Bank common and
  commingled trust funds        23,650       2,929             -       18,421        45,000
Insurance contracts                  -           -             -            -             -
                           ==================================================================
Net appreciation           $    23,650  $    2,929   $         -   $   18,421   $   103,215
(depreciation)
                           ==================================================================

1994

Common stock               $         -  $        -   $         -   $        -   $    30,187
Bank common and
  commingled trust funds         1,056        (389)            -          931         1,598
Insurance contracts                  -           -             -            -             -
                           ==================================================================
Net appreciation           $     1,056  $     (389)  $         -   $      931   $    31,785
(depreciation)
                           ==================================================================



                                       31
                PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                     SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                          NOTES TO FINANCIAL STATEMENTS
                                   (CONTINUED)

7.   Plan Termination

     The Corporation, by action of the Board of Directors, may at any time terminate the making of deductions from pay of all participating employees and of contributions by the Employing Company in connection with the Plan. If at any time the current or accumulated profits of the Corporation and of the subsidiaries of the Corporation which are joined (or could be joined) with it in a consolidated federal income tax return shall be less than twice the combined contributions of all such companies under the LESOP, the Pacific Telesis Group Supplemental Retirement and Savings Plan for Salaried Employees and the Pacific Telesis Group Supplemental Retirement and Savings Plan for Nonsalaried Employees since the preceding January 1, the making of deductions from salaries and wages of all participating employees in the Plan and of contributions by the Employing Company shall be terminated. No termination shall have the effect of diverting the amounts held by the Trustee for purposes other than as provided in the Plan.

8.   LESOP Provisions of the Plan

     See note to financial statements of the Pacific Telesis Group Supplemental Retirement and Savings Plan for Salaried and Nonsalaried Employees (LESOP).

9.   Related Party Transactions

     Trustee fees, other than fees attributable to the LESOP Savings Match Stock accounts, are charged to the applicable Plan fund or prorated among all Plan funds, except the LESOP fund, as appropriate. Investment manager fees, fees charged by financial institutions in connection with the investment of any funds under the Plan, and certain administrative fees applicable to the Plan are charged to the applicable Plan fund(s). Brokerage fees, transfer taxes and other expenses incident to the purchase or sale of securities are considered part of the cost of the securities or a reduction in the sales price. Trustee fees and certain administrative fees with respect to the LESOP are paid by the Employing Company.

10.  Subsequent Event

     On April 1, 1997, the Corporation became a wholly-owned subsidiary of SBC Communications Inc. (SBC). Each share of common stock of the Corporation was exchanged for 0.73145 of a share of SBC common stock. The shares of stock of the Corporation held under the Plan in the Company Stock Fund were also exchanged.


                                      PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                                           SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                                 LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                                      December 31, 1996
                                         (Dollars and shares or units in thousands)

                                        (c) Description of
                                       Investment Including
                                          Maturity Date,
          (b) Identity of Issue,        Rate of Interest,                       (e) Current
(a)    Borrower, Lessor or Similar      Collateral, Par or        (d) Cost         Value
                  Party                   Maturity Value
-----  ----------------------------- -------------------------  --------------  -------------

 *     Pacific Telesis Group         13,833 common shares       $   336,440     $   508,375
 *     Northern Trust Collective
         Short-Term Investment Fund  Money Market Fund                3,950           3,950
                                                                --------------
                                                                                =============
                                                                $   340,390     $   512,325
                                                                ==============  =============

 *     AirTouch Communications,      8,214 common shares        $   119,150     $   207,415
       Inc.
 *     Northern Trust Collective
         Short-Term Investment Fund  Money Market Fund                  335             335
                                                                ==============  =============
                                                                $   119,485     $   207,750
                                                                ==============  =============

 *     State Street                  S&P 500 Fund - 1,174
                                       common/commingled
                                       Trust shares             $    88,384     $   140,199
 *     Northern Trust Collective
         Short-Term Investment Fund  Money Market Fund                1,145           1,145
                                                                ==============  =============
                                                                $    89,529     $   141,344
                                                                ==============  =============

 *     State Street                  Bond Fund - 1,506
                                       common/commingled
                                       Trust shares             $    17,105     $    20,688
 *     Northern Trust Collective
         Short-Term Investment Fund  Money Market Fund                  236             236
                                                                ==============  =============
                                                                $    17,341     $    20,924
                                                                ==============  =============

 *     State Street                  Money Market Fund          $    50,735     $    50,735
 *     Northern Trust Collective
         Short-Term Investment Fund  Money Market Fund                1,856           1,856
                                                                ==============  =============
                                                                $    52,591     $    50,735
                                                                ==============  =============



                                      PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                                           SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                                    LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                                         (CONTINUED)
                                                      December 31, 1996
                                         (Dollars and shares or units in thousands)

                                        (c) Description of
                                       Investment Including
                                          Maturity Date,
          (b) Identity of Issue,        Rate of Interest,                       (e) Current
(a)    Borrower, Lessor or Similar      Collateral, Par or        (d) Cost         Value
                  Party                   Maturity Value
-----  ----------------------------- -------------------------  --------------  -------------

 *     State Street                  Balanced Fund - 6,678
                                       Common/Commingled
                                       Trust shares             $    78,479     $   112,663
 *     Northern Trust Collective
         Short-Term Investment Fund  Money Market Fund                  933             933
                                                                --------------
                                                                                =============
                                                                $    79,412     $   113,596
                                                                ==============  =============

 *     Northern Trust Collective
         Short-Term Investment Fund  Money Market Fund          $       543     $       543
                                                                ==============  =============
                                                                $       543     $       543
                                                                ==============  =============





                                      PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                                           SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                                    LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                                         (CONTINUED)
                                                      December 31, 1996
                                          (Dollars and share or units in thousands)

                                       (c) Description of
                                      Investment Including
                                         Maturity Date,
       (b) Identity of Issue,           Rate of Interest,                       (e) Current
(a)      Borrower, Lessor or           Collateral, Par or          (d) Cost        Value
            Similar Party                Maturity Value
----  --------------------------  ------------------------------ -------------- -------------

Contracts with insurance companies and banks:

      American Int. Life          $10,500 principal amount,
                                    6.67% due June 30, 1997      $     5,075    $     5,075

      Allstate                    $10,000 principal amount,
                                    6.80% due July 5, 2000             6,027          6,027

      Cigna                       $6,500 principal amount,
                                    6.00% due                          5,623          5,623
                                     December 31, 1999
      Citibank                    $14,400 principal amount,
                                    4.98% due December 31, 1989        8,801          8,801

      CNA                         $9,300 principal amount,
                                    6.75% due June 30, 1999            8,401          8,401

      CNA                         $12,005 principal amount,
                                    6.02% due June 30, 1999           11,246         11,246

      Jackson National            $7,750 principal amount,
                                    6.80% due June 30, 1999            7,108          7,108

      Life of Georgia             $10,500 principal amount,
                                    7.01% due December 31, 1997        5,711          5,711

      Met Life                    $13,000 principal amount,
                                    7.25% due December 31, 1997        8,672          8,672

      New York Life               $7,750 principal amount,
                                    6.72% due June 30, 2001            7,106          7,106



                                      PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                                           SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                                 LINE 27a - SCHEDULE OF ASSETS HELD FOR INVESTMENT PURPOSES
                                                         (CONTINUED)
                                                      December 31, 1996
                                          (Dollars and share or units in thousands)

                                        (c) Description of
                                       Investment Including
                                          Maturity Date,
         (b) Identity of Issue,          Rate of Interest,                      (e) Current
(a)       Borrower, Lessor or           Collateral, Par or          (d) Cost       Value
             Similar Party                Maturity Value
-----  ---------------------------  ----------------------------  ------------- -------------

Contracts with insurance companies and banks (continued):

       Principal                    $9,572 principal amount,
                                      5.58% due December 31,      $     5,616   $    5,616
                                      1998
       Provident                    $11,000 principal amount,
                                      6.60% due January 2, 1998         5,500        5,500

       Prudential                   $16,500 principal amount,
                                      7.55% due June 30, 1999          14,303        14,303

       Lotsoff                      $17,608 principal amount,
                                      5.24% due June 30, 2000
                                      (Synthetic Contract)             13,968        13,968

       Security Life of Denver      Wrapper for Lotsoff
                                      Synthetic Contract                  264           264
                                                                  ------------- -------------
Total contracts with insurance companies and banks                $   113,420   $   113,420
                                                                  ---------------------------

 *     Northern Trust Collective
         Short-Term Investment      Money Market Fund             $    11,931   $    11,931
         Fund
                                                                  ------------- -------------
                                                                      125,351       125,351
                                                                  ------------- -------------
Grand total                                                       $   824,642   $ 1,174,424
                                                                  ============= =============

*  Party-in-interest to the Plan.

                                                                32

                                      PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND
                                           SAVINGS PLAN FOR NONSALARIED EMPLOYEES
                                       LINE 27d   -   SCHEDULE   OF   REPORTABLE
                                            TRANSACTIONS   For  the  Year  Ended
                                                       December 31, 1996
                                                   (Dollars in thousands)

                                                                       (h)
                            --------  ---------  ---------  ---------  Current    ---------
                                                                       Value of
    (a)           (b)                                                  Asset on
Identity of   Description   Number    (c)        (d)        (g) Cost   Transaction(i) Net
   Party       of Asset     of        Purchase   Selling    of Asset     Date     Gain/(Loss)
  Involved                  TransactionsPrice      Price
------------- ------------
-------------
Pacific       Pacific
  Telesis       Telesis
  Group         Group           41    $ 62,653      N/A     $ 62,653   $ 62,653      N/A
                common
                shares
-------------
Pacific       Pacific
  Telesis       Telesis
  Group         Group           23       N/A     $ 56,606     41,701     56,606   $ 14,905
                common
                shares
-------------
Northern      Collective
  Trust         Short-Term
                Investment
                Fund -
                Money
                Market         295     167,101      N/A      167,101    167,101      N/A
                Instruments
-------------
Northern      Collective
  Trust         Short-Term
                Investment
                Fund -
                Money
                Market         331       N/A      146,172    146,172    146,172          -
                Instruments

                                             33




                                           SIGNATURE



   Pursuant to the requirements of the Securities Exchange Act of 1934, the Savings Plans Committee has duly caused this annual report to be signed by the undersigned thereunto duly authorized.





        PACIFIC TELESIS GROUP SUPPLEMENTAL RETIREMENT AND SAVINGS PLAN FOR NONSALARIED EMPLOYEES


                                       By Savings Plans Committee



                                       By:/s/ R. P. McGahan

                                          R. P. McGahan
                                          Member of the Committee






   Dated:  June 30, 1997